Exhibit 10.2

AMENDMENT NO. 1

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of March 6, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on , 2023, the Company’s stockholders approved:

(i)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Amended Charter”) extending the date by which the Company has to consummate a business combination from March 9, 2023 (or by September 9, 2023 if the Company elects to extend the Applicable Deadline) to March 9, 2023 (or by December 9, 2023 if the Company elects to extend the Applicable Deadline); and

(ii)	a proposal to amend the Trust Agreement (x) extending the time for the Company to complete its initial business combination under the Trust Agreement from 15 months from the consummation of the IPO, or March 9, 2023 (or up to 21 months or by September 9, 2023 if the Company elects to extend the Applicable Deadline) to 15 months from the consummation of the IPO, or March 9, 2023 (or up to 24 months or by December 9, 2023 if the Company elects to extend the Applicable Deadline) and (y) requiring the Company to, deposit into the Trust Account $390,000 for each three-month extension and $130,000 for each one-month extension, unless the Closing of the Company’s initial business combination shall have occurred; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein, provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (the “Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24 months from the Closing but has not completed the Business Combination within such 24-month period, the 24-month anniversary of the Closing (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;”

2.	A new Exhibit D of the Trust Agreement is hereby added as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Ladies and Gentlemen:

Pursuant to paragraphs 1(j) of the Investment Management Trust Agreement between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 9, 2021, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional _______ month(s), from ____________ to __________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee in the amount of $390,000/$130,000 for each such three-month/one-month extension until December 9, 2023, unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you and shall be deposited into the Trust Account investments upon receipt.

This is the _____ of up to three Extension Letters.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer

AMENDMENT NO. 2

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of November 28, 2023, to the Investment Management Trust Agreement, as amended (as defined below) is made by and between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021, which was amended on March 6, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a Special Meeting of the Company held on November 28, 2023, the Company’s stockholders approved, among others:

(i)	a proposal to amend the Company’s amended and restated certificate of incorporation (the “Amended Charter”) extending the date by which the Company has to consummate a business combination from December 9, 2023 to up to December 9, 2024, if the Company elects to extend the Applicable Deadline on a monthly basis; and

(ii)	a proposal to amend the Trust Agreement (x) extending the time for the Company to complete its initial business combination under the Trust Agreement from December 9, 2023 to up to December 9, 2024, if the Company elects to extend the Applicable Deadline on a monthly basis, and (y) requiring the Company to, deposit into the Trust Account $60,000 for each one-month extension from December 9, 2023 to December 9, 2024, unless the Closing of the Company’s initial business combination shall have occurred; and

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein, provided, however, that in the event that a Termination Letter has not been received by the Trustee by December 9, 2023 or, in the event that the Company extended the time to complete the Business Combination on a monthly basis up to December 9, 2024 but has not completed the Business Combination within such extended deadline (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;”

2.	A new Exhibit D of the Trust Agreement is hereby added as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Ladies and Gentlemen:

Pursuant to paragraphs 1(j) of the Investment Management Trust Agreement between Globalink Investment Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of December 9, 2021, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional _______ month, from ____________ to __________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee in the amount of $60,000 for such one-month extension until ____________, unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you and shall be deposited into the Trust Account investments upon receipt.

This is the _____ of up to twelve Extension Letters.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:	Say Leong Lim
Title:	Chief Executive Officer

3.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Investment Management Trust Agreement (this “Agreement”) is made as of December 6, 2021 by and between Globalink Investment Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-261222 (“Registration Statement”) for its initial public offering of securities (“IPO”) has been declared effective as of the date hereof (“Effective Date”) by the U.S. Securities and Exchange Commission (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement);

WHEREAS, Chardan Capital Markets, LLC (the “Representative”) is acting as representative of the underwriters in the IPO;

WHEREAS, simultaneously with the IPO, Public Gold Marketing Sdn. Bhd (“Public Gold”) will be purchasing up to 517,500 private units (“Private Units”) at $10.00 per Private Unit (for a total purchase price of $5,175,000); Public Gold has also agreed that if the over-allotment option is exercised by the underwriters, they will purchase from the Company up to a maximum of an additional 52,500 Private Units at a price of $10.00 per Private Unit (for a total additional purchase price of $525,000);

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Charter”), an aggregate of $101,500,000 of the gross proceeds of the IPO and sale of the Private Units ($116,725,000 if the underwriters’ over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s shares of common stock, par value $0.001 per share (“Common Stock”), issued in the IPO as hereinafter provided (the proceeds to be delivered to the Trustee will be referred to herein as the “Property;” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $3,500,000, or $4,025,000 if the underwriters’ over-allotment option is exercised in full, is attributable to deferred underwriting discounts and commissions that may become payable by the Company to the underwriters upon the consummation of an initial business combination (as described in the Registration Statement) (the “Deferred Discount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

THEREFORE, IT IS AGREED:

1.	Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)	Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account at JPMorgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more), maintained by Trustee, and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)	Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)	In a timely manner, upon the instruction of the Company, invest and reinvest the Property (i) in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less and/or (ii) in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and that invest solely in U.S. treasuries, as determined by the Company, it being understood that the Trust Account will earn no interest while the account funds are uninvested awaiting the Company’s instructions hereunder; while the account funds are invested or uninvested, the Trustee may earn bank credits and other consideration;

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(d)	Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)	Notify the Company and the Representative of all communications received by it with respect to any Property requiring action by the Company;

(f)	Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g)	Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)	Render to the Company monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i)	Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (the “Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 21 months from the Closing but has not completed the Business Combination within such 21-month period, the 21 month anniversary of the Closing (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;

(j)	Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit D hereto at least five business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Applicable Deadline, to follow the instructions set forth in the Extension Letter.

(k)	Not disburse any amounts from the Trust Account in connection with a Business Combination in the event that the amount per share to be received by the redeeming Public Shareholders is less than $10.15 per share (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter).

(l)	In connection with a Business Combination, before making disbursements to the Depository Trust Company, the Company or any other person, disburse the per share amount to redeeming Public Shareholders (other than shares tendered through the Depository Trust Company) that have tendered their shares directly to the Trustee.

2.	Limited Distributions of Income from Trust Account.

(a)	Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover any income or other tax obligations owed by the Company.

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(b)	The limited distributions referred to in Section 2(a) above shall be made only from income collected on the Property. Except as provided in Section 2(a), no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

(c)	The Company shall provide the Representative with a copy of any Termination Letters and/or any other correspondence that it issues to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after such issuance.

(d)	If applicable, the Company shall issue a press release at least three days prior to the Applicable Deadline announcing that, at least five days prior to the Applicable Deadline, the Company received notice from the Company’s sponsor or its affiliates or designees that the sponsor or its affiliates or designees intend to extend the Applicable Deadline.

(e)	Promptly following the Applicable Deadline, disclose whether or not the term the Company has to consummate a Business Combination has been extended.

3.	Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)	Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under paragraphs 1(i) and 2(a) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing.

(b)	Subject to the provisions of Sections 5 and 7(h) of this Agreement, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”); provided, however, that the Trustee’s failure to provide such notice shall not relieve the Company of its liability hereunder, except to the extent that it is materially prejudiced by such failure. The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The Company may participate in such action with its own counsel.

(c)	Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Section 2(a) as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that any fees owed to the Trustee shall be deducted by the Trustee from the disbursements made to the Company pursuant to Sections 1(i) solely in connection with the consummation of the Company’s initial acquisition, share exchange, share reconstruction and amalgamation, purchase of all or substantially all of the assets of, or any other similar business combination with, one or more businesses or entities (a “Business Combination”). The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. Except as set forth in this Section 3(c) and Section 3(b) hereof, the Company shall not be responsible for any other fees or charges of the Trustee.

(d)	In connection with any vote of the Company’s shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating shareholder votes verifying the vote of the Company’s shareholders regarding such Business Combination.

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(e)	In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments that are not specifically authorized by this Agreement.

4.	Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)	Take any action with respect to the Property, other than as directed in paragraphs 1 and 2 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b)	Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)	Change the investment of any Property, other than in compliance with paragraph 1(c);

(d)	Refund any depreciation in principal of any Property;

(e)	Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)	The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)	Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement;

(h)	File local, state and/or federal tax returns or information returns with any taxing authority on behalf of the Trust Account and payee statements with the Company documenting the taxes, if any, payable by the Company or the Trust Account, relating to the income earned on the Property;

(i)	Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account or released to it under Section 2(a) hereof);

(j)	Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein; and

(k)	Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Section 1(i) or 2(a) above.
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5.	Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 3(b) or Section 3(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

6.	Termination. This Agreement shall terminate as follows:

(a)	If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within 90 days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)	At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Paragraph 3(b).

7.	Miscellaneous.

(a)	The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including account names, account numbers and all other identifying information relating to a beneficiary, beneficiary’s bank or intermediary bank. The Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b)	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)	This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(k), 1(l), 7(c) and 7(h) (which may only be amended with the approval of the holders of at least a majority of the outstanding shares of Common Stock), this Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of the Representative. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.

(d)	The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

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(e)	Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by e-mail transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

E-mail: fwolf@continentalstock.com; cgonzalez@continentalstock.com if to the Company, to:

Globalink Investment Inc.

1180 Avenue of the Americas, 8 Floor

New York, NY 10036

Attn: Say Leong Lim, Chief Executive Officer

E-mail: limsayleong@hotmail.com

in either case with a copy (which copy shall not constitute notice) to:

Chardan Capital Markets, LLC

17 State Street, 21st Floor

New York, NY 10004

Attn: George Santana

E-mail: GSantana@chardan.com

and:

Hunter Taubman Fischer & Li LLC

800 Third Avenue, Suite 2800

New York, NY 10022

Attn: Ying Li, Esq., Guillaume de Sampigny, Esq.

E-mail: yli@htflawyers.com; gdesampigny@htflawyers.com

and:

Troutman Pepper Hamilton Sanders LLP.

5 Park Plaza, Suite 1400

Irvine, CA 92614

Attn: Larry A. Cerutti, Esq.

E-mail: Larry.Cerutti@troutman.com

(f)	The parties hereto consent to the delivery of notices or other communications by electronic transmission at the e- mail address set forth below the respective party’s name in Section 7(e) hereto. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

(g)	Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

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(h)	This Agreement is the joint product of the Company and the Trustee and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(i)	This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(j)	Each of the Company and the Trustee hereby acknowledge that the Representative is a third party beneficiary of this Agreement.

(k)	Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity, without the written consent of the other party

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IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
Name:	Francis Wolf
Title:	Vice President

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer

[Signature Page to Investment Management Trust Agreement]

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SCHEDULE A1

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$3,500
Annual fee	First year ($10,000), initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$10,000
Transaction processing fee for disbursements to Company under Section 2	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2	$250
Paying Agent services as required pursuant to Section 1(i)	Billed to Company upon delivery of service pursuant to Section 1(i)	Prevailing rates

1 Note to Draft: To be updated based on Company’s engagement agreement with Trustee.

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EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:          Trust Account – Termination Letter

Ladies and Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Globalink Investment Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of December 6, 2021 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement with [●] (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments and to transfer the proceeds to the above-referenced account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust operating account awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, and (ii) the Company shall deliver to you (a) a certificate of Chief Executive Officer which verifies the vote of the Company’s shareholders in connection with the Business Combination if a vote is held and (b) joint written instructions from the Company and Chardan Capital Markets, LLC (whose consent not to be unreasonably withheld) with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel’s letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:
Title:	Chief Executive Officer

By:
Name:
Title:	Chief Financial Officer

Acknowledged and Agreed:

Chardan Capital Markets, LLC

By:
Name:
Title:

10

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Termination Letter

Ladies and Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Globalink Investment Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of December 6, 2021 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation, as described in the Company’s prospectus relating to its IPO. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all the Trust Account investments and to transfer the total proceeds to the trust operating account to await distribution to the Public Shareholders. The Company has selected [●, 20__] as the date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the trust operating account. You agree to be the Paying Agent of record and in your separate capacity as Paying Agent, to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:
Title:	Chief Executive Officer

By:
Name:
Title:	Chief Financial Officer

cc: Chardan Capital Markets, LLC

11

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Interest Withdrawal (Taxes)

Ladies and Gentlemen:

Pursuant to paragraph 2(a) of the Investment Management Trust Agreement between Globalink Investment Inc. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of December 6, 2021 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $[●] of the interest income earned on the Property as of the date hereof. The Company needs such funds to pay for its tax obligations. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:
Title:

cc: Chardan Capital Markets, LLC

12

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Globalink Investment Inc. (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 6, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional three (3) months, from _______________ to _______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [$1,000,000] [(or $1,150,000 if the underwriters’ over-allotment option was exercised in full)], which will be wired to you, into the Trust Account investments upon receipt.

This is the _____ of up to two Extension Letters.

Very truly yours,

GLOBALINK INVESTMENT INC.

By:
Name:
Title:

cc: Chardan Capital Markets, LLC

13